UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 18, 2024

PERASO INC.
(Exact Name of Registrant as Specified in Charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2309 Bering Dr.

San Jose, California 95131

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRSO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR

§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with  any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 18, 2024, Peraso Inc. (the “Company”) issued a press release announcing its financial results for the three and twelve months ended December 31, 2023. A copy of this press release is furnished as Exhibit 99.1 to this report. The press release should be read in conjunction with the cautionary language regarding forward-looking statements, which are included in the text of the release.

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), management also presents information regarding the Company’s performance over comparable periods based on cost of goods sold, operating expenses (research and development and sales, general and administrative), operating income (loss), net income (loss) and net income (loss) per share, exclusive of stock-based compensation, amortization of intangible assets, impairment of goodwill and change in fair value of warrant liabilities. Because management discloses financial measures calculated without taking into account these items, these financial measures are characterized as “non-GAAP financial measures” under Securities and Exchange Commission rules.

Stock-based compensation charges represent non-cash charges related to equity awards granted by the Company. Although these are recurring charges to the Company’s operations, management believes the measurement of these amounts can vary considerably from period to period and depend substantially on factors that are not a direct consequence of operating performance that is within management’s control. Thus, management believes that excluding these charges facilitates comparisons of the Company’s operational performance in different periods, as well as with similarly determined non-GAAP financial measures of comparable companies.

The Company’s non-GAAP financial measures also exclude amortization of intangibles recorded from the Company’s acquisition of Peraso Technologies Inc. in December 2021. Management believes the amortization does not represent operating expenses ordinarily incurred by the Company with respect to its core business.  Thus, these charges are excluded from the Company’s non-GAAP financial measures to provide another basis for evaluating and comparing the Company’s performance for the three and twelve months ended December 31, 2023 and 2022.

In accordance with its goodwill accounting policy, in December 2022, the Company performed an assessment to identify possible goodwill impairment and concluded the goodwill carrying value was greater than its fair value. Therefore, the Company recorded a non-cash impairment charge of approximately $9.6 million during the three months ended December 31, 2022. The impairment charge has been presented as a separate line item within the consolidated statements of operations and comprehensive loss.

The Company’s non-GAAP financial measures also exclude change in fair value of warrant liabilities. In November 2022 and June 2023, the Company issued warrants to an investor in registered director offerings. These warrants were initially recorded at fair value and then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The change in the fair value of the warrant liabilities has been recorded as other income (expense) within the consolidated statement of operations and comprehensive loss.

Adjusted EBITDA is GAAP net income (loss), as reported on the Company’s consolidated statements of operations, excluding stock-based compensation, amortization of intangible assets, impairment of goodwill, change in fair value of warrant liability, interest expense, depreciation, and the provision (benefit) for income taxes.

Management and the Company’s board of directors will continue to analyze the historical consolidated results of operations and comprehensive income (loss) (revenue, cost of goods sold, research and development expenses, selling, general and administrative expenses, operating income (loss), net income (loss) and net income (loss) per share) and adjusted EBITDA to assess the business and compare operating results to the Company’s performance objectives. For example, the Company’s budgeting and planning process utilizes these non-GAAP financial measures.

The Company discloses these non-GAAP financial measures to the public as an additional means by which investors can assess the Company’s performance and to identify the Company’s operating results for investors on the same basis applied by management. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and, therefore, may not be comparable to, similarly titled measures used by other companies. The Company has furnished reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the press release furnished as Exhibit 99.1.

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Moreover, although these non-GAAP financial measures adjust expense, they should not be viewed as a pro-forma presentation reflecting the elimination of the underlying share-based compensation programs, which are an important element of the Company’s compensation structure. GAAP requires that all forms of share-based payments should be valued and included, as appropriate, in results of operations. Management believes these expenses are a material part of the Company’s operating results.

The information contained in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release by Peraso Inc. dated March 18, 2024

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERASO INC.

Date: March 18, 2024	By:	/s/ James Sullivan
James Sullivan
Chief Financial Officer

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